Imperial Fund Mortgage Trust 2022-NQM6 ABS-15G

Exhibit 99.5

Data Compare Summary
2022-NQM6_Imperial Fund II_FINAL
Run Date - 9/6/2022 12:15:00 PM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	56	700	8.00%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	23	700	3.29%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	2	700	0.29%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	2	700	0.29%	All variances were spelling differences in the tape vs on the note.
# of Units	44	700	6.29%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all 5 variances.
Contract Sales Price	14	593	2.36%	Mission noted that in all but two of the instances these were due to decimal points. In the two instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	185	670	27.61%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	52	700	7.43%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	142	700	20.29%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	700	0.00%
First Payment Date	39	700	5.57%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	70	700	10.00%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for some of the variances.We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Note Date	31	700	4.43%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	37	700	5.29%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Loan Amount	0	700	0.00%
Loan Program	165	700	23.57%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified programs from the Loan approval.
Original LTV	0	700	0.00%
Original P&I	79	700	11.29%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Property Type	43	700	6.14%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	700	0.00%
Refi Purpose	15	700	2.14%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Street	0	700	0.00%
City	0	700	0.00%
State	0	700	0.00%
Zip	12	700	1.71%	All variances were spelling differences in the tape vs on the note.

Total